UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2020

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-212006	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item  2.05    Costs Associated with Exit or Disposal Activities.

On January 8, 2020, Tri-State Generation and Transmission Association, Inc.’s (“Tri-State”) Board of Directors approved the early retirements of Escalante Generating Station, Craig Generating Station Units 2 and 3 and the Colowyo Coal Mine.

The 253-megawatt, coal-fired Escalante Generating Station, which is located near Prewitt, New Mexico, will be retired by the end of 2020.  In connection with such early retirement, in the first quarter of 2020, in accordance with accounting requirements, Tri-State will recognize a one-time impairment loss of approximately $282 million. Tri‑State’s Board of Directors approved the deferral of such impairment loss to be recovered from our members in rates through the end of 2045, which was the depreciable life of Escalante Generating Station; however, such deferral is subject to approval by the Federal Energy Regulatory Commission (“FERC”).  In addition, Tri-State expects to incur decommissioning, employee related, and other expenses for Escalante Generating Station of approximately $26 million through 2022.

The 410-megawatt Craig Generating Station Unit 2, which is part of a three-unit, coal-fired generating facility in Craig, Colorado, with a net book value of $82 million as of September 30, 2019, will be retired by 2030.  The 448-megawatt Craig Generating Station Unit 3, with a net book value of $365 million as of September 30, 2019, will also be retired by 2030.  The retirement date for Craig Generating Station Units 2 and 3 was previously estimated to be 2039 and 2044, respectively. The shortened life increases monthly depreciation expense in the amount of approximately $0.4 million for Craig Generating Station Unit 2 and approximately $1.6 million for Craig Generating Station Unit 3; however, such increased expense is subject to approval by FERC.  In addition, Tri-State expects to incur decommissioning, employee related, and other expenses for Craig Generating Station Units 2 and 3 of approximately $40 million through 2032.

Tri-State and the other joint owners of Craig Generating Station Unit 1 announced on September 1, 2016 that Craig Generating Station Unit 1 will be retired by the end of 2025; that date remains unchanged.  Tri-State operates Craig Generating Station and owns 24 percent of Craig Generating Station Unit 2.  Our share of Craig Generating Station Unit 2 is 98 megawatts. Tri-State is working with the other joint owners of Craig Generating Station Unit 2 to determine the specific details for the retirement of Craig Generating Station Unit 2.

Tri-State operates and owns 100 percent of Escalante Generating Station and Craig Generating Station Unit 3.

The Colowyo Coal Mine produces coal used at Craig Generating Station and will cease coal production by 2030, at which time operations would turn entirely to reclamation.  The Colowyo Coal Mine has a net book value of $223 million as of September 30, 2019. The shortened life increases monthly depreciation and amortization expense in the amount of approximately $0.66 million for the Colowyo Coal Mine; however, such increased expense is subject to approval by FERC. Tri-State is unable to determine other shutdown costs of the Colowyo Coal Mine at this time.

We expect to file for the approvals from FERC referenced in this Current Report on Form 8-K in 2020.

Serving Tri-State’s members’ clean energy and affordability needs, supporting state requirements and goals, and responding to the fundamental changes in Tri-State’s industry are the drivers for the early retirement of Escalante Generating Station, Craig Generating Station Units 2 and 3, and the Colowyo Coal Mine. The timeline to retire Escalante Generating Station by the end of 2020 is driven by the economics of operating the power plant in a competitive power market, and by Tri-State’s addition of low-cost renewable resources.

Forward-Looking Statements

The above information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the early retirements of Escalante Generating Station, Craig Generating Station Units 2 and 3 and the Colowyo Coal Mine and Tri-State’s forecasts or projections of the extent or timing of such retirements. These forward-looking statements are based on the Tri-State’s current assumptions, expectations, and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to: (1) the timing and execution of the retirements of Escalante Generating Station, Craig Generating Station Units 2 and 3 and the Colowyo Coal Mine;

and (2) estimates and assumptions related to the cost of such retirements. A detailed discussion of these factors and other risks that affect the Tri-State’s business is included in filings Tri-State makes with the Securities and Exchange Commission (the “SEC”) from time to time, including Tri-State’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information currently available to Tri-State, and Tri-State assumes no obligation to update these forward-looking statements in light of new information or future events.

Item 2.06    Material Impairment.

Reference is made to the information set forth in Item 2.05 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item  7.01    Regulation FD Disclosure.

On January 9, 2020, Tri-State issued a press statement announcing that Escalante Generating Station will be retired by the end of 2020 and Craig Generating Station Units 2 and 3 and the Colowyo Coal Mine will be retired by 2030.  A copy of the press statement is attached to this report as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  In addition, the information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any of Tri-State’s filings with the SEC or any other document except as shall be expressly set forth by specific reference in such filing or document.

Item  9.01    Financial Statements and Exhibits.

(d)   Exhibits

99.1 - Tri-State Press Statement issued on January 9, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: January 9, 2020	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer